UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported: August 21, 2017

Function(x) Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11th Floor New York, New York (Address of principal executive offices)	10010 (Zip Code)

(212) 231-0092
(Registrant’s Telephone Number, including Area Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement

As previously reported on Company’s Current Report on Form 8-K filed on June 12, 2015, the Company entered into the Line of Credit Grid Promissory Note (the “Grid Promissory Note”) between the Company and Sillerman Investment Company IV, LLC (“SIC IV”) on June 11, 2015.

On August 21, 2017, the Company’s Board approved entering into a Line of Credit Promissory Note (the “RI Promissory Note”) with Reaz Islam (“RI” or “Lender”), the Chief Investment Officer of the Company. Pursuant to the RI Promissory Note, RI agreed to loan the Company up to $500,000.  The transaction was structured with the RI Promissory Note assuming the obligation to fund up to $500,000 of the remaining amount available to be drawn under the Grid Promissory Note and was secured under the same Security Agreement and subject to the provisions of the Intercreditor Agreement dated July 8, 2016, as reported on the Company’s Current Report on Form 8-K filed on July 13, 2016.

The Company intends to use the proceeds of the RI Promissory Note to fund working capital requirements and for general corporate purposes.

In connection with the foregoing, the Company amended the Grid Promissory Note to extend the maturity date to February 28, 2019, to coincide with the maturity date of the RI Promissory Note, and to reduce the amount available to be drawn under the Grid Promissory Note by $500,000, to $9,063,000.

Because the transactions described above were affiliate transactions, they were approved by the Company’s independent directors.

The foregoing descriptions of the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the RI Promissory Note attached hereto as Exhibit 10.1, the form of Note Assignment and Supplement to the Intercreditor Agreement attached hereto as Exhibit 10.2, the form of Supplement to the Security Agreement attached hereto as Exhibit 10.3, and the form of Second Amendment to the Line of Credit Grid Promissory Note attached hereto as Exhibit 10.4, and in each case incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Company borrowed $150,000 under the RI Promissory Note referenced in Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.    Description
10.1        Form of RI Promissory Note
10.2        Form of Note Assignment and Supplement to the Intercreditor Agreement
10.3        Form of Supplement to the Security Agreement
10.4         Form of Second Amendment to Line of Credit Grid Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUNCTION(X) INC.

Date: August 23, 2017	By:	/s/ Mitchell J. Nelson
Name: Mitchell J. Nelson
Title: Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of RI Promissory Note
10.2	Form of Note Assignment and Supplement to the Intercreditor Agreement
10.3	Form of Supplement to the Security Agreement
10.4	Form of Second Amendment to Line of Credit Grid Promissory Note